UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2010

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-573-1660

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01               Change in Registrant’s Certifying Accountant

New independent registered public accounting firm

On May 4, 2010, the Audit Committee of Royal Gold, Inc. (the “Company”) determined that the Company should initiate a request for proposal process for its independent audit services, and on July 14, 2010, the request for proposal for the Company’s independent audit services for its fiscal year ended June 30, 2011, was sent to several registered public accounting firms.

(a) Previous independent registered public accounting firm

On August 6, 2010, PricewaterhouseCoopers LLP (“PwC”) informed the Company that it would resign as the independent registered public accounting firm for the Company effective after PwC’s completion of its audit of the Company’s financial statements for the fiscal year ended June 30, 2010.

During the fiscal years ended June 30, 2008 and 2009 and through August 6, 2010, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such years.

PwC’s reports on the Company’s financial statements for the fiscal years ended June 30, 2008 and 2009 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended June 30, 2008 and 2009 and through August 6, 2010, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that management identified a material weakness in the Company’s internal control over financial reporting related to the accounting for royalty revenue recognition for the fiscal year ended June 30, 2008, which resulted in the Company restating its financial statements for the fiscal year ended June 30, 2008.   The material weakness has since been remediated.

The Company provided PwC with a copy of the above disclosure and requested that PwC furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not PwC agrees with the statements contained above.  PwC has provided the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements, a copy of which is filed as Exhibit 16.1 herewith.

Item 9.01               Financial Statements and Exhibits

(d) Exhibit

16.1         Letter, dated August 12, 2010, from PricewaterhouseCoopers LLP to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc.
(Registrant)

Dated: August 12, 2010	By:	/s/ Karen Gross
	Name:	Karen Gross
	Title:	Vice President and Corporate Secretary

Exhibit Index

Exhibit No.

16.1	Letter, dated August 12, 2010, from PricewaterhouseCoopers LLP to the Securities and Exchange Commission